                                                                Exhibit 10.57



                             BUSINESS LOAN AGREEMENT
                                    28500026



  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

-------------------------------------------------------------------------------------------
  Principal     Loan Date     Maturity   Loan No   Call/Coll  Account   Officer    Initials
$3,300,000.00   11-12-2001   11-14-2008            BL 53/31               TW
-------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
-------------------------------------------------------------------------------------------

Borrower:

IMPAX LABORATORIES, INC. 30831 HUNTWOOD AVENUE HAYWARD, CA 94544

Lender:

CATHAY BANK, a California Banking Corp. MILPIT AS OFFICE
1759 NORTH MILPITAS BOULEVARD MILPIT AS, CA 95035

THIS BUSINESS LOAN AGREEMENT dated November 12,2001, is made and executed between IMPAX LABORATORIES, INC. ("Borrower") and CATHAY BANK, a California Banking Corp. ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender Is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of November 12, 2001,and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the
Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in the State of California and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 30831 HUNTWOOD AVENUE, HAYWARD, CA 94544. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in fun force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:

..Borrower                             Assumed Business Name             Filina Location       Date
---------                             ---------------------             ---------------
In        IMPAX LABORATORIES, INC.    Global Pharmaceutical, Inc.       Alameda
          IMPAX LABORATORIES, INC.    Impax Pharmaceuticals             Alameda

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the. period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to.believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by.any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time. Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, Income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or locallaw, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's pan in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or
(3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that B0rrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruplcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedtngs. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower. Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

AMENDMENT TO AFFIRMATIVE COVENANTS. In addition to the Affirmative Covenants above, Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

1. Notice of Litigation. Promptly give notice to Lender in writing of any proceedings (whether or not purportedly on behalf of Borrower) against Borrower involving an amount in excess of $25,000.00 not fully covered by insurance.

2. Financial Compliance Statement. Certify to Lender on the Certificate of Non-Default form that Borrower is in compliance with this covenant. This certification is made together with the financial information requested.

3. Additional Information. Furnish Lender with (1) quarterly reports (Form 10-QSB) within 90 days of quarter end, (2) annual report within 120 days of fiscal year end, (3) a copy of Borrower's tax returns within 30 days after filing, and (4) if the Collateral is rented to a third party, detailed income and expense statements and/or rent rolls.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to anyone or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SANTA CLARA County, State of California.

No WaIver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

      Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means IMPAX LABORATORIES, INC., and all other persons and entities signing the Note in whatever capacity.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Defaulr mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, Business Loan Agreement, or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under the Note, Business Loan Agreement, or under any of the Related Documents.

Lender. The word "Lender" means CATHAY BANK, a California Banking Corp., its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note executed by IMPAX LABORATORIES, INC. in the principal amount of $3,300,000.00 dated November 12, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest". mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law ,contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED NOVEMBER 12, 2001.


BORROWER:

IMPAX LABORATORIES, INC.


By, CHARLES HSAIO CHAIRMAN OF IMPAX


LABORATORIES, INc, CHAIRMAN OF IMPAX


         LENDER:



CATHAY BANK, A CALIFORNIA BANKING CORP.


By:l


Authorized Signer

ADDENDUM TO LOAN DOCUMENTS

This Addendum is added to and made a part of the Loan Documents between Impax Laboratories, Inc. ("Borrower") and Cathay Bank ("Lender") dated November 12, 2001. Borrower has requested that Lender modify the Loan Documents to reflect that the Loan is a single transaction and that there are no other Indebtedness of Borrower to Lender. Lender is willing to execute this Addendum based upon this single transaction; however, this consent by Lender of this Addendum does not apply to any future loan transactions. Notwithstanding anything to the contrary in the Loan Documents, the following provisions shall amend and/or replace the applicable referenced provisions of the Loan Documents, and to the extent of any inconsistency, the terms of this Addendum shall govern and control.

A.

Business Loan Agreement.

     1. The first paragraph is replaced in its entirety as follows: THIS BUSINESS LOAN AGREEMENT between Impax Laboratories, Inc. ("Borrower") and Cathay Bank, a California Banking Corporation ("Lender") is made and executed on the following terms and conditions. Borrower has applied to Lender for a mortgage loan of up to $3,300,000.00 ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending the Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (B) the granting, renewing, or extending of the Loan by Lender at all times shall be subject to Lender's sole judgement and discretion; and (C) the Loan shall be and shall remain subject to the following terms and conditions of this Agreement.

     2. The second paragraph is replaced in its entirety as follows: This Agreement shall be effective as of November 12, 2001, and shall continue in full force and effect until such time as the Loan has been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

     3. The first sentence of CONDITIONS PRECEDENT TO EACH ADVANCE is modified and the terms "and each subsequent Advance" is deleted from this sentence.

     4. Representation and Warranties subsection of CONDITIONS PRECEDENT TO EACH ADVANCE is hereby modified by adding the following to the end of the sentence: in all material respect.

     5. Properties subsection of REPRESENTATIONS AND WARRANTIES is hereby modified by (i) replacing the terms "all of Borrower's properties" with "the Collateral" and (ii) replacing the last sentence by the following: The Collateral will be titled in Borrower's legal name after the Loan is closed.

     6. Hazardous Substances subsection of REPRESENTATIONS AND WARRANTIES is hereby modified by replacing the sentence " Borrower authorizes Lender and its agents to enter. ..with this section of the Agreement" by the following:
Borrower authorizes Lender and its agents upon reasonable notice to Borrower and at reasonable times to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement.

     7. Litigation and Claims subsection of REPRESENTATIONS AND WARRANTIES is hereby modified by adding the following to the beginning of the phrase: To Borrower's knowledge.

     8. Binding Effect subsection of REPRESENTATIONS AND WARRANTIES is hereby replaced in its entirety as follows: This Agreement, the Note, all Security Agreements (if any), all Related Documents are binding upon the Borrower, as well as upon its successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     9. Financial Records subsection of AFFIRMATIVE COVENANTS is hereby replaced in its entirety as follows: Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender upon reasonable notice to Borrower to examine and audit Borrower's books and records at all reasonable times.

     10. Additional Information subsection of AFFIRMATIVE COVENANTS is hereby modified by adding the word "reasonably" between the words "may request".

     11. Insurance Reports subsection of AFFIRMATIVE COVENANTS is hereby modified by (i) replacing the beginning phrase with the following "Furnish to Lender, upon request of Lender, reports on each existing insurance policy insuring the Collateral and showing such information as Lender may reasonably request, including without limitation the followingH; (ii) by deleting item (4) in its entirety; and (iii) replacing the second sentence by the following: In addition, upon request of Lender following (1) an event materially and adversely affecting the value of the Collateral, (2) an Event of Default, or (3) the imposition of or change in any law, rule, regulation or guideline or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable and impose on Lender a need for an appraisal, Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replace cost of any Collateral.

Page 2 of 4
Addendum to Loan Documents
Impax Laboratories, Inc. dated November 12, 2001

     12. Other Agreements subsection of AFFIRMATIVE COVENANTS is hereby replaced in its entirety as follows: Comply in all material respects with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreement.

     13. Taxes, Charges and Liens subsection of AFFIRMATIVE COVENANTS is hereby modified by adding the following to the ending of the phrase: except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     14. Performance subsection of AFFIRMATIVE COVENANTS is hereby modified by adding the word "such" between the words "any agreement".

     15. Operations subsection of AFFIRMATIVE COVENANTS is hereby modified by
(i) deleting "Maintain executive and management personnel. ..present executive and management personnel" so that section begins with "Provide".

     16. Environmental Studies subsection of AFFIRMATIVE COVENANTS is hereby replaced in its entirety as follows: Promptly conduct and completed, at Borrower's expense, all such investigations, studies, samplings and testings as may be reasonably requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule regulation, order or directive, at or affecting the Collateral.

     17. Inspection subsection of AFFIRMATIVE COVENANTS is hereby modified by adding ", upon reasonable notice to Borrower," between the words "Lender at" to read" ...agents of Lender, upon reasonable notice to Borrower, at any reasonable time. ..".

     18. Compliance Certificate subsection of AFFIRMATIVE COVENANTS is hereby deleted in its entirety.

     19. Additional Assurances subsection of AFFIRMATIVE COVENANTS is hereby modified by adding the following to the end of the sentence: on the Collateral.

     20. Add as an additional subsection of AFFIRMATIVE COVENANTS the following:

     2001 Construction. Furnish to Lender a full, executed copy of the construction contract and budget (cost breakdown) between Borrower and Webcor Construction, Inc. dated June 15, 2001 in the amount of $10,694,435 covering improvements as therein described. Borrower will furnish to Lender a recorded copy of the Notice of Completion and Notice of Occupancy within 30 days of recording.

     21. Indebtedness and Liens subsection of NEGATIVE COVENANTS is hereby deleted in its entirety.

     22. Continuity of Operations subsection of NEGATIVE COVENANTS is hereby replaced in its entirety as follows: (1) Engage in any business activities substantially different than those in which Borrower is presently engaged or (2) cease operations, liquidate, dissolve or transfer or sell the Collateral out of the ordinary course of business.

     23. Loans, Acquisitions and Guaranties subsection of NEGATIVE COVENANTS is hereby deleted in its entirety.

     24. Payment Default subsection of DEFAULT is hereby modified by adding the following to the end of the sentence: and such failure continues for ten (10) days.

     25. Other Defaults subsection of DEFAULT is hereby modified by adding the following to the end of the sentence: and such failure continues the earlier of
(i) thirty (30) days after written Lender's notice to Borrower of such Default or (ii) thirty days after Borrower's knowledge of such Default.

     26. Default in Favor of Third parties subsection of DEFAULT is hereby modified by adding the following to the end of the sentence: ,and such default continues past any applicable grace or cure period.

     27. False Statements subsection of DEFAULT is hereby modified by deleting "or becomes false or misleading at any time thereafter.

     28. Defective Collateralization subsection of DEFAULT is hereby modified by adding the following to the end of the sentence: and Borrower fails to take such action as is need to correct such defect within thirty (30) days.

Page 3 of 4
Addendum to Loan Documents
Impax Laboratories, Inc. dated November 12, 2001

     29. Creditor or Forfeiture Proceedings subsection of DEFAULT is hereby modified in its entirety as follows: Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, selfhelp, repossession or any other method, by any creditor of Borrower, any Creditor of Grantor against any collateral or by any governmental agency.

     30. Events Affecting Guarantor subsection of DEFAULT is hereby deleted in its entirety.

     31. Change in Ownership subsection of DEFAULT is hereby deleted in its entirety.

     32. Adverse Change subsection of DEFAULT is hereby deleted in its entirety.

     33. Notice of Litigation subsection of AMENDMENT TO AFFIRMATIVE COVENANTS is hereby deleted in its entirety.

     34. Attorney's Fees; Expenses subsection of MISCELLANEOUS PROVISIONS is hereby modified by (i) adding the word "reasonable" prior to the words "attorneys' fees" or "legal expenses" wherever "attorneys' fees" or "legal expenses" is used in this subsection; and (ii) replacing the second sentence in its entirety as follows: Lender may pay reasonable fees and costs to someone else to help collect the Loan and to enforce this Agreement, and Borrower will pay that amount.

     35. Consent to Loan Participation subsection of MISCELLANEOUS PROVISIONS is hereby modified by replacing the second sentence by the following: Lender may provide, without any limitation whatsoever, to anyone or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, provided that such purchaser agrees in writing to hold all such information confidential.

     36. Definition of Borrower is replaced in its entirety as follows: The word "Borrower" means IMPAX LABORATORIES, INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided above in the paragraph entitle "Subsidiaries and Affiliates of Borrower."

     37. Definition of Collateral is replaced in its entirety as follows: the Real Property as defined in the Deed of Trust.

     The word "Collateral" means

     38. Add the following Definition: Deed of Trust. The words "Deed of Trust" mean that certain Deed of Trust dated November 12, 2001 executed by and among Borrower as Trustor, Chicago Tittle Company as Trustee and Lender as Beneficiary on real property located in Alameda County, State of California.

     39. Definition of Guarantor is deleted in its entirety.

     There is no guarantor for the Loan.

     40. Definition of Loan is replaced in its entirety as follows: set forth in A.l. above.

     The word "Loan" has the meaning as

     41. Definition of Permitted Liens is deleted in its entirety.

     42. Definition of Security Agreement is replaced in its entirety as follows: The words "Security Agreement" mean and include without limitation the Deed of Trust and any other agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest in the Collateral.

B.

Promissory Note.

     1. The DEFAULT section is replaced in its entirety as follows: Each event of default under the Business Loan Agreement shall constitute an event of default (Event of Default") under this Note.

     2. In the LENDER'S RIGHTS section: Attorney's Fees; Expenses. Add the word "reasonable" prior to the words "attorneys' fees" or "legal expenses" wherever "attorneys' fees" or "legal expenses" as used in this paragraph.

     3. In the COLLATERAL paragraph delete the fourth sentence "If any Borrower is a corporation. .. as the case may be, of such Borrower" in its entirety.

     1. Removal of Improvements subsection of POSSESSION AND MAINTENANCE OF PROPERTY is hereby modified and the first sentence is replaced in its entirety as follows: Except aS previously disclosed to Lender regarding the improvoments on the Col1ateral as evidenced by the Construction Contract between Borrower and Webcor Construction, Inc. dated JUne 15, 2001 for improvements as therein described in the amount of $lO,694,435, Trustor shall not demolish Or remove any improvements from the Real property without Lender's prior written consent. Lender requires notice of any removal of improvements in the aggregate amOUnt ot more than $250,000.00 during any l2-month period. '

, page 4 of 4
Addendum to Loan Documents
Impax Laboratories, Inc. dated November l2, 2001

Deed of Trust.

c.

12/09/2001 23:05 5104713200 IMPAx PAGE 02

  ",'.,
' ", ,I
'       ' ,

     2. Lender' a Right to Enter subsection of POSSESSION AND MA1NTENANCE OF PROPERTY i9 hereby modified by adding the word ", upon reasonable notice to Truat" between the words "representative may".

     3. In the DUE ON SALE -CONSENT BY LENDER paragraph delete the third sentence "If any Trustor is a corpOration. ..as the case may he, of Trustor" in its entirety.

     4. Notice of construction subsection of TAXES AND LIENS 1s hereby modified in its entirety as follows: Except as previously disclosed to Lender regarding the improvements on the collateral as evidenced by the Construction Contract between Borrower and Webcor Construction, Inc. dated June 15, 2001 for improvements as therein described in the amount of $10,694,435, Trustor shall notify Lender at least fifteen (15) days before any work is Commenced, any services are furnished, or any materials are supplied to the property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Lender requires notice of any work, service and/or materials in the aggregate amount of more than $250,000.00 during any 12-month period. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Londer that Trustor can and will pay the cOst of such improvements.

     5. The DEFAULT section is replaced in ita entirety as follows: Each event of default under the Business LOan Agreement shall constitute an OVent of default (Event of Default") under this Deed of Trust.

     Additionally, each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust:

     Compliance Default. Failure to comply with any ather term, obligation, covenant or condition contained in the Deed of Trust, the Note or in any of the Related Documents, and such failure continues the earlier of (i) thirty (30) days after written Lender's notice to Borrower of such Default or (ii) thirty
(30) days after Borrower's knowledge of such Default.

     Default On Other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment tor taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     6. Annual Reports subsection of MISCELLANEOUS PROVISIONS is hereby deleted in its entirety.

     7, Definition of Borrower has the meaning as set forth in the Business Loan Agreement as per the change described above as item A.36.

     8. Definition of Guarantor is deleted in its entirety.

EXCEPT AS MODIFIED BY THIS ADDENDUM, ALL TERMS AND CONDITIONS OF